UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2015

Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip Code)

(519) 434-1540
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 6, 2015, Tribute Pharmaceuticals Canada Inc. (“Tribute”) and POZEN Inc. (“POZEN”) issued a joint press release announcing the effectiveness of the registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission (the “Commission”) by Aralez Pharmaceuticals Limited ("Aralez") on July 20, 2015, as amended on August 19, 2015 and October 30, 2015.  The full text of the press release is being furnished as Exhibit 99.1 to this Form 8-K, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Additional Information and Where to Find It

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ARALEZ'S REGISTRATION STATEMENT ON FORM S-4 AND POZEN'S RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS AS WELL AS TRIBUTE'S INFORMATION CIRCULAR BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ARALEZ, POZEN, TRIBUTE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov. Investors and security holders will be able to obtain free copies of the Information Circular and other documents filed by Tribute on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com and on the SEC’s website at www.sec.gov. Investors and security holders may obtain free copies of the documents filed by POZEN with the SEC on POZEN’s website at www.POZEN.com under the heading “Investors” and then under the heading “SEC Filings” and free copies of the documents filed by Tribute with the SEC on Tribute's website at www.tributepharma.com under the heading “Investors” and then under the heading “SEC Filings”.

POZEN and Tribute and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of POZEN and shareholders of Tribute in connection with the proposed transaction. Information regarding the special interests, if any, of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus and Information Circular described above.  Additional information regarding the directors and executive officers of POZEN and Tribute is contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2014 filed with the SEC.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUTE PHARMACEUTICALS CANADA INC.

Date: November 6, 2015	By:	/s/ Scott Langille
Scott Langille
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 6, 2015